SUPPLEMENT TO THE FIRST INVESTORS LIFE SERIES FUND PROPSECTUS
               DATED MAY 1, 2001, RELATING TO THE DISCOVERY FUND
                        A SERIES OF THE LIFE SERIES FUND



1. The description of Manager Patricia Poitra under "Fund Management" on page 65 of the prospectus is hereby deleted and replaced with the following:

            Patricia D. Poitra, Director of Equities serves as Portfolio Manager of the Discovery Fund. Prior to June 15, 2001, she was the Co-Portfolio Manager of the Discovery
            Fund. Ms. Poitra also serves as Portfolio Manager of certain other First Investors Funds. She has been Director of Equities at FIMCO since October 1994.

2. The description of David A. Hanover under "Fund Management" on page 65 of the prospectus is hereby deleted in its entirety.


THIS SUPPLEMENT IS DATED JUNE 27, 2001